UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

MV Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	001-33219	06-6554331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 601 Travis Street, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-713-483-6020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	MVO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 9, 2026, MV Oil Trust (the “Trust”) issued a press release announcing that, because the payment of the previously announced distribution of $0.593844 per unit payable July 24, 2026 to unitholders of record as of July 15, 2026 (the “Trust distribution”) represents more than 25% of the price of the Trust units when announced, The New York Stock Exchange (“NYSE”) has advised the Trust that the Trust units will trade with “due bills” representing an assignment of the right to receive the Trust distribution from the record date of July 15, 2026 through the closing of trading on the NYSE on July 24, 2026, which is the payment date and the last day of trading before the July 27, 2026 suspension date (this period of time representing the “Dividend Right Period”).

Unitholders who sell their Trust units during the Dividend Right Period (July 15, 2026 through July 24, 2026) will be selling their right to the Trust distribution, and such unitholders will not be entitled to receive the Trust distribution on July 24, 2026. Due bills obligate a seller of Trust units to deliver the Trust distribution payable on such Trust units to the buyer (the “Dividend Right”).

 The Trust distribution record date of July 15, 2026 will be used as the date for establishing the due bill tracking of the Dividend Right to the holder of Trust units. Due bill obligations are customarily settled between the brokers representing the buyers and the sellers of securities. The Trust has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Trust units should consult their brokers before trading to be sure they understand the effect of the NYSE’s due bill procedures.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	MV Oil Trust Press Release issued July 9, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MV Oil Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: July 9, 2026		By	: /s/ Sarah Newell
Sarah Newell
Vice President